UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☑ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

NuVasive, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NuVasive

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 28, 2020, for NuVasive, Inc.

The 2020 Notice and Proxy Statement for the 2020 Annual Meeting of Stockholders of NuVasive, Inc. and the Annual Report on Form 10-K for the year ended December 31, 2019 are available at www.proxydocs.com/NUVA. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2020 Annual Meeting and need YOUR participation.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's annual meeting, please make this request on or before May 18, 2020.

For a Convenient Way to VIEW Proxy Materials – and – VOTE Online go to: www.proxydocs.com/NUVA

Proxy Materials Available to View or Receive:

1. Proxy Statement 2. Annual Report

Printed materials may be requested by one of the following methods:

INTERNET	TELEPHONE	*E-MAIL
www.investorelections.com/NUVA	1-866-648-8133	paper@investorelections.com

You must use the 12 digit control number located in the shaded gray box below.

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

ACCOUNT NO.

SHARES

Company Notice of Annual Meeting

NuVasive

Date: May 28, 2020
Time: 8:00 A.M. PT
Place: Annual Meeting to be held via the Internet - please visit www.proxydocs.com/NUVA for more details

The Board of Directors recommends you vote FOR the following Director nominees for election to the Company's Board of Directors:

1. Election of Directors

Nominees:

1a. J. Christopher Barry
1b. Gregory T. Lucier
1c. Leslie V. Norwalk, Esq.

The Board of Directors recommends you vote FOR the following proposals:

2. Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020.

3. Approval of a non-binding advisory resolution regarding the compensation of the Company's named executive officers for the fiscal year ended December 31, 2019.

TO ATTEND the Annual Meeting of NuVasive, Inc., please visit www.proxydocs.com/NUVA for virtual meeting registration details. The control number located in the shaded gray box will be required to register.